UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):
April 26, 2012

J.B. HUNT TRANSPORT SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(REGISTRANT’S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	ELECTION OF DIRECTOR

On April 26, 2012, our Board of Directors waived its mandatory retirement age until the close of our 2014 Annual Meeting of Stockholders.  Subsequently, our Board elected Dr. John A. White to serve a one year term until the close of our 2013 Annual Meeting of Stockholders.  Dr. White had previously resigned his position on our Board effective April 26, 2012, in accordance with the Company’s mandatory retirement age policy for Directors.

Dr. White will serve as a member of the Audit, the Executive Compensation, and the Nominating and Corporate Governance Committees.  Dr. White had been a member of our Board since 1998.  Dr. White is Chancellor Emeritus and Distinguished Professor of the University of Arkansas. Previous to this appointment, he served as Chancellor of the University of Arkansas, a position he held for 11 years, beginning July 1, 1997. A graduate of the University of Arkansas (BSIE), Virginia Tech (MSIE) and The Ohio State University (Ph.D.), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering and serves on the Board and the Audit Committee of Motorola Solutions, Inc. He has also served on the Boards of Directors and the Audit Committees of Eastman Chemical, Logility and Russell Corporation.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 26, 2012.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934.  The following three matters were included in our proxy dated March 19, 2012 and were voted upon at the annual meeting.  Final vote tabulations are indicated below:

1.	To elect Directors for a term of one (1) year:

:	For	Against	Abstain	Non Votes
Douglas G. Duncan	104,633,454	540,798	41,392	4,739,778
Francesca M. Edwardson	104,468,199	690,532	56,913	4,739,778
Wayne Garrison	100,424,816	4,562,840	227,988	4,739,778
Sharilyn S. Gasaway	104,629,165	565,682	20,797	4,739,778
Gary C. George	104,368,949	706,649	140,046	4,739,778
Bryan Hunt	93,006,525	11,975,858	233,261	4,739,778
Coleman H. Peterson	104,259,749	834,192	121,703	4,739,778
John N. Roberts, III	103,511,404	1,556,962	147,278	4,739,778
James L. Robo	104,618,265	555,385	41,994	4,739,778
Kirk Thompson	100,345,083	4,641,331	229,230	4,739,778

As reported by the Company on Form 8-K, filed April 16, 2012, Mr. William J. Shea, Jr., who had served as a member of our Board of Directors since 2011, resigned his position effective April 16, 2012. Therefore, while his name remained on the election ballot, he was not able to serve on the Board of Directors and any votes cast in favor of his election were ignored.

2.	To approve the Company’s Second Amended and Restated Management Incentive Plan, including the material terms of the performance goals under such plan:

For	101,727,242
Against	3,245,404
Abstain	242,998
Non Votes	4,739,778

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2012 calendar year:

For	109,748,261
Against	43,155
Abstain	164,006
Non Votes	0

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 1st day of May 2012.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Accounting Officer)